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                                                                  EXHIBIT 10.513

                            INDEMNIFICATION AGREEMENT


         This Indemnification Agreement (the "Agreement") is made as of _______________ by and between Cygnus, Inc., a Delaware corporation (the "Corporation"), and ____________________ (the "Indemnitee").

                                    RECITALS

         The Corporation and Indemnitee recognize the increasing difficulty in obtaining liability insurance for directors, officers and key employees, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance. The Corporation and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting directors, officers and key employees to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited. Indemnitee does not regard the current protection available as adequate under the present circumstances, and Indemnitee and agents of the Corporation may not be willing to continue to serve as agents of the Corporation without additional protection. The Corporation desires to attract and retain the services of highly qualified individuals, such as Indemnitee, and to indemnify its directors, officers and key employees so as to provide them with the maximum protection permitted by law.

                                    AGREEMENT

         In consideration of the mutual promises made in this Agreement, and for other good and valuable consideration, receipt of which is hereby acknowledged, the Corporation and Indemnitee hereby agree as follows:

         1. INDEMNIFICATION.

                  (a) THIRD-PARTY PROCEEDINGS. The Corporation shall indemnify Indemnitee if Indemnitee is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Corporation, or any subsidiary of the Corporation, by reason of any action or inaction on the part of Indemnitee while an officer or director or by reason of the fact that Indemnitee is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, liabilities, damages and losses (including attorneys' fees), judgments, fines, excise taxes and amounts paid in settlement (if the Corporation approves such settlement in advance, not be to unreasonably withheld) actually and reasonably incurred or suffered by Indemnitee in connection with such action, suit or proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe Indemnitee's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be

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in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, shall not create a presumption that Indemnitee had reasonable cause to believe that Indemnitee's conduct was unlawful.

                  (b) PROCEEDINGS BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify Indemnitee if Indemnitee was or is a party or is threatened to be made a party to any threatened, pending or completed action or proceeding by or in the right of the Corporation or any subsidiary of the Corporation to procure a judgment in its favor by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Corporation, or any subsidiary of the Corporation, by reason of any action or inaction on the part of Indemnitee while an officer or director or by reason of the fact that Indemnitee is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, liabilities, damages and losses (including attorneys' fees) and, to the fullest extent permitted by law, amounts paid in settlement (if the Corporation approves such settlement in advance, not to be unreasonably withheld), in each case to the extent actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such action or suit if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made with respect to any claim, issue or matter as to which Indemnitee shall have been finally adjudicated by court order or judgment to be liable to the Corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

                  (c) MANDATORY PAYMENT OF EXPENSES. To the extent that Indemnitee has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section l(a) or Section l(b) or the defense of any claim, issue or matter therein, Indemnitee shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by Indemnitee in connection therewith.

         2. NO EMPLOYMENT RIGHTS. Nothing contained in this Agreement is intended to create in Indemnitee any right to continued employment.

         3. EXPENSES; INDEMNIFICATION PROCEDURE.

                  (a) ADVANCEMENT OF EXPENSES. The Corporation shall advance all expenses incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of any civil or criminal action, suit or proceeding referred to in Section l(a) or Section l(b) of this Agreement (including amounts actually paid in settlement of any such action, suit or proceeding as to which Indemnitee is entitled to indemnification hereunder). Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Corporation as authorized hereby.

                  (b) NOTICE/COOPERATION BY INDEMNITEE. Indemnitee shall, as a condition precedent to his or her right to be indemnified under this Agreement, give the Corporation notice in writing as soon as practicable of any claim made against Indemnitee for which


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indemnification will or could be sought under this Agreement. Notice to the
Corporation shall be directed to the Chief Executive Officer of the Corporation and shall be given in accordance with the provisions of Section 12(d) below. In addition, Indemnitee shall give the Corporation such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

                  (c) PROCEDURE. Any indemnification and advances provided for in Section 1 and this Section 3 shall be made no later than sixty (60) days after receipt of the written request of Indemnitee. If a claim under this Agreement, under any statute, or under any provision of the Corporation's Certificate of Incorporation or By-laws providing for indemnification, is not paid in full by the Corporation within sixty (60) days after a written request for payment thereof has first been received by the Corporation, Indemnitee may, but need not, at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, subject to Section 11 of this Agreement, Indemnitee shall also be entitled to be paid for the expenses (including attorneys' fees) of bringing such suit. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking if any is required, has been tendered to the Corporation) that Indemnitee has not met the standards of conduct which makes it permissible under the General Corporation Law of the State of Delaware for the Corporation to indemnify Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Corporation and Indemnitee shall be entitled to receive interim payments of expenses pursuant to Section 3(i) unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists. It is the parties' intention that if the Corporation contests Indemnitee's right to indemnification, such question shall be for the court to decide, and neither the failure of the Corporation (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its shareholders) to have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct required by applicable law, nor an actual determination by the Corporation (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its shareholders) that Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has or has not met the applicable standard of conduct.

                  (d) NOTICE TO INSURERS. If, at the time the Corporation receives notice of a claim pursuant to Section 3(b) hereof, it has director and officer liability insurance in effect, the Corporation shall give prompt notice of such proceedings to the insurers in accordance with the procedures set forth in the respective policies. The Corporation shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

                  (e) SELECTION OF COUNSEL. In the event Section 3(a) hereof obligates the Corporation to pay the expenses of any proceeding against Indemnitee, the Corporation, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel approved by Indemnitee, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Corporation, the Corporation will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same

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proceeding, provided that (i) Indemnitee shall have the right to employ counsel in any such proceeding at Indemnitee's expense; and (ii) if (a) the Corporation previously authorized the Indemnitee's employment, (b) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Corporation and Indemnitee in the conduct of any such defense or (c) the Corporation shall not, in fact, have employed counsel to assume the defense of such proceeding, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Corporation.

         4. ADDITIONAL INDEMNIFICATION RIGHTS; NONEXCLUSIVITY.

                  (a) SCOPE. Notwithstanding any other provision of this Agreement, the Corporation hereby agrees to indemnify the Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Corporation's Certificate of Incorporation, the Corporation's By-laws or by statute. In the event of any change, after the date of this Agreement, in any applicable law, statute, or rule expanding the right of a Delaware corporation to indemnify a member of its board of directors or an officer, such changes shall be deemed to be within the purview of Indemnitee's rights and the Corporation's obligations under this Agreement. In the event of any change in any applicable law, statute or rule narrowing the right of a Delaware corporation to indemnify a member of its board of directors or an officer, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement shall have no effect on this Agreement or the parties' rights and obligations hereunder.

                  (b) NONEXCLUSIVITY. The indemnification provided by this Agreement shall not be deemed exclusive of any rights to which Indemnitee may be entitled under the Corporation's Certificate of Incorporation, its By-laws, any agreement, any vote of stockholders or disinterested members of the Corporation's Board of Directors, the General Corporation Law of the State of Delaware, or otherwise, both as to action in Indemnitee's official capacity and as to action in another capacity while holding such office. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though he or she may have ceased to serve in any such capacity at the time of any action, suit or other covered proceeding.

         5. PARTIAL INDEMNIFICATION. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Corporation for some or a portion of the expenses, judgments, fines or penalties actually or reasonably incurred in the investigation, defense, appeal or settlement of any civil or criminal action, suit or proceeding, but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify Indemnitee for the portion of such expenses, judgments, fines or penalties to which Indemnitee is entitled.

         6. MUTUAL ACKNOWLEDGMENT. Both the Corporation and Indemnitee acknowledge that in certain instances, federal law or public policy may override applicable state law and prohibit the Corporation from indemnifying its directors and officers under this Agreement or otherwise. For example, the Corporation and Indemnitee acknowledge that the Securities and Exchange Commission (the "SEC") has taken the position that indemnification is not permissible for liabilities arising under certain federal securities laws, and federal legislation prohibits indemnification for certain violations of the Employee Retirement Income Security Act of 1974


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("ERISA"). Indemnitee understands and acknowledges that the Corporation has undertaken or may be required in the future to undertake with the SEC to submit the question of indemnification to a court in certain circumstances for a determination of the Corporation's right under public policy to indemnify Indemnitee.

         7. OFFICER AND DIRECTOR LIABILITY INSURANCE. The Corporation shall, from time to time, make the good faith determination whether or not it is practicable for the Corporation to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the officers and directors of the Corporation with coverage for losses from wrongful acts, or to ensure the Corporation's performance of its indemnification obligations under this Agreement. Among other considerations, the Corporation will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. In all policies of director and officer liability insurance, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Corporation's directors, if Indemnitee is a director; or of the Corporation's officers, if Indemnitee is not a director of the Corporation but is an officer; or of the Corporation's key employees, if Indemnitee is not an officer or director but is a key employee. Notwithstanding the foregoing, the Corporation shall have no obligation to obtain or maintain such insurance if the Corporation determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or if Indemnitee is covered by similar insurance maintained by a parent or subsidiary of the Corporation.

         8. SEVERABILITY. Nothing in this Agreement is intended to require or shall be construed as requiring the Corporation to do or fail to do any act in violation of applicable law. The Corporation's inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. The provisions of this Agreement shall be severable as provided in this Section 8. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

         9. EXCEPTIONS. Any other provision herein to the contrary notwithstanding, the Corporation shall not be obligated pursuant to the terms of this Agreement:

                  (a) CLAIMS INITIATED BY INDEMNITEE. To indemnify or advance expenses to Indemnitee with respect to proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under
Section 145 of the Delaware General Corporation Law, but such indemnification or advancement of expenses may be provided by the Corporation in specific cases if the Board of Directors finds it to be appropriate;

                  (b) LACK OF GOOD FAITH. To indemnify Indemnitee for any expenses incurred by Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this

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Agreement, if a court of competent jurisdiction determines that each of the material assertions made by Indemnitee in such proceeding was not made in good faith or was frivolous or the court determines that indemnification hereunder is unlawful;

                  (c) INSURED CLAIMS. To indemnify Indemnitee for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) if, and then only to the extent that, such expenses or liabilities have been paid directly to Indemnitee by an insurance carrier under a policy of officers' and directors' liability insurance maintained by the Corporation; or

                  (d) CLAIMS UNDER SECTION 16(b). To indemnify Indemnitee for expenses or the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

         10. CONSTRUCTION OF CERTAIN PHRASES.

                  (a) For purposes of this Agreement, references to the "Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that if Indemnitee is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

                  (b) For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation imposing duties on, or involving services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Agreement.

         11. ATTORNEYS' FEES. In the event that any action is instituted by Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys' fees, incurred by Indemnitee with respect to such action, unless as a part of such action, the court of competent jurisdiction determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Corporation under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including

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attorneys' fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action the court determines that each of Indemnitee's material defenses to such action were made in bad faith or were frivolous.

         12. MISCELLANEOUS.

                  (a) GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

                  (b) ENTIRE AGREEMENT; ENFORCEMENT OF RIGHTS. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless signed in writing by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

                  (c) CONSTRUCTION. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

                  (d) NOTICES. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice.

                  (e) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

                  (f) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Corporation and its successors and assigns, and inure to the benefit of Indemnitee and Indemnitee's heirs, legal representatives and assigns.

                  (g) SUBROGATION. In the event of payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Corporation to effectively bring suit to enforce such rights.

                  (h) CONCLUSIVE PRESUMPTION REGARDING STANDARDS OF CONDUCT. The Indemnitee shall be conclusively presumed to have met the relevant standards of conduct, if any, as defined by Delaware General Corporation Law, for indemnification pursuant to this Agreement, unless a determination is made that the Indemnitee has not met such standards in a


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written opinion by independent counsel to the Corporation, selection of whom has been approved by the Indemnitee in writing, or by a court of competent jurisdiction.




                            [Signature Page Follows]





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         The parties hereto have executed this Agreement as of the day and year set forth on the first page of this Agreement.

                                               Cygnus, Inc.


                                               By:
                                                     ---------------------------

                                               Title:
                                                     ---------------------------

                                               Address:   400 Penobscot Drive
                                                          Redwood City, CA 94063

AGREED TO AND ACCEPTED:




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Address:
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